UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2019

BOXSCORE BRANDS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-165972	22-3956444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3675 West Teco Avenue, Suite 8
Las Vegas, Nevada 89118
(Address of principal executive offices)

Registrant's telephone number, including area code: (855) 558-8363

1080 N. Batavia Street, Suite A
Orange, California Orange, California 92867
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

BoxScore Brands, Inc.

March 1, 2019

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 3, 2019, Tyler J. Humphrey, age 30, was appointed to be Interim-Chief Executive Officer and Interim-Chief Financial Officer of BoxScore Brands, Inc. (the “Company”).

In 2011, Mr. Humphrey received a BS is Biomedical Engineering from Tulane University in New Orleans, LA. Mr. Humphrey holds a MSc. in Finance from London Business School. Prior to his studies at London Business School, Mr. Humphrey worked as a Management Consultant at Ernst & Young until 2016 and an Investment Banker at Bailey Southwell in 2017.

As part of Mr. Humphrey’s compensation, he received a 500,000 share warrant at a strike price of $.07 per share with a five (5) year maturity. He will receive a base salary of $78,000 per year with a discretionary bonus at the direction of the Board of Directors.

Mr. Humphrey has not previously engaged in a related party transaction with the Company at any time, and there are no family relationships between Mr. Humphrey and any of the Company’s other executive officers or directors.

In connection with Mr. Humphrey’s appointment, Michael T. Carroll resigned as the Company’s President, Chief Executive Officer, and Chief Financial Officer effective February 28, 2019. Additionally, Phillip Jones resigned as a Director of the Company effective March 1, 2019. There were no disagreements or disputes with the Company concerning their resignations.

On March 5, the company issued a non-equity linked promissory note for $100,000 to an investor with an annual 10% rate of interest and a one (1) year maturity. This investor also received a warrant for 500,000 shares at a strike price of $.07 per share with a five (5) year maturity.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2019	Signed:	/s/ Tyler Humphrey
Tyler Humphrey
Interim Chief Executive Officer and Interim Chief Financial Officer

	Signed:	/s/ Raymond Meyers
Raymond Meyers
Chairman of the Board & Secretary

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